UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

        Maryland                                    1-16755                                 84-1592064
        (State or other jurisdiction      (Commission File Number)      (I.R.S. Employer Identification
        of Incorporation)                                                                                 No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado                                             80112
              (Address of Principal Executive Offices)                                                          (Zip Code)

(Registrant's Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01.           OTHER EVENTS.

        On December 15, 2004, Archstone-Smith Trust issued a press release announcing the declaration of a special dividend. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.           FINANCIAL STATEMENTS AND EXHIBITS.

           (a)       Financial Statements of Business Acquired

                       None.

           (b)       Pro Forma Financial Statements

                       None

           (c)       Exhibits

                       Exhibit 99.1 Press Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                          ARCHSTONE-SMITH TRUST

Dated: December 15, 2004

                                                                                                                                                                           /s/ R. Scot Sellers
                                                                                                                                                                           R. Scot Sellers
                                                                                                                                                                           Chairman and Chief Executive Officer